Ivy Money Market Fund

Summary Prospectus   |   July 30, 2010

Share Class (Ticker):    Class A Shares (WRAXX), Class B Shares (WRBXX), Class C Shares (WRCXX), Class E Shares (IVEXX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyfunds.com/prospectus. You can also get this information at no cost by calling 800.777.6472 or by sending an e-mail request to request@waddell.com. You can also get this information from your investment provider. The Fund’s prospectus and SAI dated July 30, 2010 are incorporated herein by reference.

Objective

To provide maximum current income consistent with stability of principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class E
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None		None		None
Maximum Deferred Sales Charge (Load)[2] (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged)	None	None		None		None
Maximum Annual Maintenance Fee	None	None		None		$20

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.00%	1.00%	1.00%	None
Other Expenses	0.25%	0.35%	0.27%	0.30%
Total Annual Fund Operating Expenses	0.65%	1.75%	1.67%	0.70%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within twelve months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$66	$208	$362	$810
Class B	578	851	1,049	1,771
Class C	170	526	907	1,976
Class E	92	284	490	1,071

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$66	$208	$362	$810
Class B	178	551	949	1,771
Class C	170	526	907	1,976
Class E	92	284	490	1,071

Ivy Funds

Principal Investment Strategies

Ivy Money Market Fund seeks to achieve its objective by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated in one of the two highest categories by the required number of requisite nationally recognized statistical rating organizations (NRSROs) (an NRSRO is a “requisite NRSRO” if designated as such by the Trust’s Board of Trustees (Board)) or, if unrated, determined by Ivy Investment Management Company (IICO), the Fund’s investment manager, to be of comparable quality. The Fund seeks, as well, to maintain a net asset value (NAV) of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 60 calendar days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days or, for securities rated in the second highest rating category by the requisite NRSROs (or, if unrated, determined by IICO to be of comparable quality to such securities), not more than 45 calendar days.

IICO may look at a number of factors in selecting securities for the Fund’s portfolio. These may include the credit quality of the particular issuer or guarantor of the security, along with the liquidity and yield, and as well the industry sector of the issuer of the security.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses when buying securities to determine whether the security no longer offers adequate return or complies with Rule 2a-7 under the Investment Company Act of 1940. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■

Amortized Cost Risk. In the event that the Board determines that the extent of the deviation between the Fund’s amortized cost per share and its market-based NAV per share could result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including but not limited to, suspending redemption of Fund shares or liquidating the Fund.

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding bonds held by the Fund, resulting in the Fund reinvesting its assets in securities with lower yields, which may cause a decline in its income.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of a Lipper peer group (a universe of funds with similar investment objectives).

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s most recent 7-day yield.

Ivy Funds

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 1.28% (the first quarter of 2001) and the lowest quarterly return was 0.05% (the first and second quarters of 2004). As of December 31, 2009, the 7-day yield was equal to 0.16%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented. The Class A return for the year through June 30, 2010 was 0.02%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	Life of Class
Class A (began on 06-30-2000)	0.82%	2.79%	2.43%
Class B (began on 07-12-2000) (Class B and C shares of the Fund are not available for direct investments. However, you may continue to exchange into these classes from Class B or Class C shares of another Ivy Fund.)	-3.76%	1.71%	1.49%
Class C (began on 07-03-2000) (Class B and C shares of the Fund are not available for direct investments. However, you may continue to exchange into these classes from Class B or Class C shares of another Ivy Fund.)	0.24%	1.92%	1.55%
Class E (began on 04-02-2007)	0.71%	N/A	2.19%
Index
Lipper Money Market Funds Universe Average (net of fees and expenses) (Index comparison begins on June 30, 2000.)	0.17%	2.66%	2.31%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Mira Stevovich, Vice President of IICO, has managed the Fund since June 2000.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25

Ivy Funds

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-WRAXX

Ivy Funds